UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2013

MORGAN STANLEY
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-11758		36-3145972
(Commission File Number)		(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Matters.

As previously disclosed, on June 21, 2013, Morgan Stanley elected to exercise its right under the Amended and Restated Limited Liability Company Agreement of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), dated as of May 31, 2009, as amended, to purchase the remaining 35% interest (the “Remaining Interest”) in MSSBH from Citigroup and/or its affiliates.  Morgan Stanley’s acquisition of the Remaining Interest was completed on June 28, 2013.  In addition, on June 28, 2013, MSSBH redeemed all of the Class A Preferred Interests in MSSBH owned by Citigroup and its affiliates.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      June 28, 2013                                                                       MORGAN STANLEY

By:	/s/ Martin M. Cohen
	Name:	Martin M. Cohen
	Title:	Corporate Secretary